Highland Funds I

Highland Opportunistic Credit Fund (the “Fund”)

Class A HNRAX/Class C HNRCX/Class Z HNRZX

Supplement dated July 16, 2020 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) each dated October 31, 2019, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Fund’s Summary Prospectus, the Fund’s Prospectus and the Fund’s SAI and should be read in conjunction with the Fund’s Summary Prospectus, the Fund’s Prospectus and the Fund’s SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, the Prospectus and SAI.

IMPORTANT NOTICE

As previously disclosed in a prior supplement, on March 18, 2020, the Board of Trustees (the “Board”) of Highlands Funds I, on behalf of its series the Fund, and upon the recommendation of the Fund’s adviser, Highland Capital Management Fund Advisors, L.P. (the “Adviser”), approved a plan to liquidate the Fund in an orderly manner (the “Liquidation Plan”). Shares of the Fund are no longer available for purchase from new or existing investors and exchanges into the Fund are not permitted. The Liquidation Plan originally set the date of liquidation to be on or about June 16, 2020 (the “Liquidation Date”); however, in the context of the current unprecedented market volatility, the Liquidation Date has been extended to allow additional time for the Fund to liquidate its remaining holdings. Pursuant to the Liquidation Plan, on the Liquidation Date, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations.

As a reminder, at any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “Redemption of Shares” beginning on page 64 of the Prospectus, as supplemented. Shareholders may also exchange their shares, subject to minimum investment account requirements and other restrictions on exchanges as described under “Exchange of Shares” on page 67 of the Prospectus, as supplemented. Any such redemption or exchange of Fund shares for shares of another fund will generally be considered a taxable event for federal income tax purposes. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the liquidation and the distribution of such shareholders’ redemption proceeds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI FOR FUTURE REFERENCE.

HFI-HNR-SUPP-0720